                                  Exhibit Index

AMERICAN CENTURY GOVERNMENT INCOME TRUST

EXHIBIT     DESCRIPTION

EX-99.a    Amended and Restated Agreement and Declaration of Trust of American
Century Government Income Trust, dated March 26, 2004 (filed as Exhibit a to
Post-Effective Amendment No. 49 to the Registration Statement of the Registrant
on July 29, 2004, File No. 2-99222, and incorporated herein by reference).

EX-99.b    Amended and Restated Bylaws, dated August 26, 2004 (filed as Exhibit
b to Post-Effective Amendment No. 50 to the Registration Statement of the
Registrant on May 16, 2005, File No. 2-99222, and incorporated herein by reference).

EX-99.c    Registrant hereby incorporates by reference, as though set forth fully herein, Article III, Article IV, Article V, Article VI and Article VIII of
Registrant's Amended and Restated Agreement and Declaration of Trust, appearing as Exhibit a herein and Article II, Article VII, Article VIII, and Article IX of
Registrant's Amended and Restated Bylaws, incorporated herein by reference.

EX-99.d    Amended and Restated Management Agreement with American Century
Investment Management, Inc., dated July 29, 2005 (filed as Exhibit d to
Post-Effective Amendment No. 51 to the Registration Statement of the Registrant
on July 28, 2005, File No. 2-99222, and included herein by reference).

EX-99.e1   Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated April 28, 2006 (filed as Exhibit e to
Post-Effective Amendment No. 117 to the Registration Statement of American
Century Mutual Funds, Inc. on April 28, 2006, File No. 2-14213, and incorporated herein by reference).

EX-99.e2   Form of Dealer/Agency Agreement (filed as Exhibit e2 to Pre-Effective
Amendment No. 1 to the Registration Statement of American Century Growth Funds,
Inc. on May 30, 2006, File No. 333-132114 and incorporated herein by reference).

EX-99.g1   Master Agreement with Commerce Bank N.A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement of American Century Mutual Funds, Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.g2   Global Custody Agreement with The Chase Manhattan Bank, dated August
9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement of the Registrant on February 7, 1997, File No. 2-99222,
and incorporated herein by reference).

EX-99.g3   Amendment to the Global Custody Agreement between American Century
Investments and The Chase Manhattan Bank, dated December 9, 2000 (filed as
Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement of
American Century Variable Portfolios II, Inc. on January 9, 2001, File No.
333-46922, and incorporated herein by reference).

EX-99.g4   Amendment No. 2 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective Amendment No. 35 to the Registration Statement
of American Century Quantitative Equity Funds, Inc. on April 29, 2004, File No.
33-19589, and incorporated herein by reference).

EX-99.g5   Chase Manhattan Bank Custody Fee Schedule, dated October 19,2000
(filed as Exhibit g5 to Post-Effective Amendment No. 35 to the Registration
Statement of American Century Quantitative Equity Funds, Inc. on April 29, 2004,
File No. 33-19589, and incorporated herein by reference).

EX-99.g6   Amendment No. 3 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated as of May 31, 2006 (filed as Exhibit g6 to Pre-Effective Amendment No. 1 to the Registration Statement of
American Century Growth Funds, Inc. on May 30, 2006, File No. 333-132114, and
incorporated herein by reference).

EX-99.h1   Transfer Agency Agreement with American Century Services Corporation, dated as of August 1, 1997 (filed as Exhibit 9 to Post-Effective Amendment No.
33 to the Registration Statement of the Registrant on July 31, 1997, File No.
2-99222, and incorporated herein by reference).

EX-99.h2   Amendment to the Transfer Agency Agreement with American Century
Services Corporation, dated March 9, 1998 (filed as Exhibit B9b to
Post-Effective Amendment No. 23 to the Registration Statement of American
Century Municipal Trust on March 26, 1998, File No. 2-91229, and incorporated herein by reference).

EX-99.h3   Amendment No. 1 to the Transfer Agency Agreement with American
Century Services Corporation, dated June 29, 1998 (filed as Exhibit 9b to
Post-Effective Amendment No. 23 to the Registration Statement of American
Century Quantitative Equity Funds on June 29, 1998, File No. 33-19589, and
incorporated herein by reference).

EX-99.h4   Amendment No. 2 to the Transfer Agency Agreement with American
Century Services Corporation, dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective Amendment No. 30 to the Registration Statement of American
Century California Tax-Free and Municipal Funds on December 29, 2000, File No.
2-82734, and incorporated herein by reference).

EX-99.h5   Amendment No. 3 to the Transfer Agency Agreement with American
Century Services Corporation, dated August 1, 2001 (filed as Exhibit h5 to
Post-Effective Amendment No. 44 to the Registration Statement of the Registrant
on July 30, 2001, File No. 2-99222, and incorporated herein by reference).

EX-99.h6   Amendment No. 4 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 3, 2001 (filed as Exhibit h6 to
Post-Effective Amendment No. 16 to the Registration Statement of American
Century Investment Trust on November 30, 2001, File No. 33-65170, and
incorporated herein by reference).

EX-99.h7   Amendment No. 5 to the Transfer Agency Agreement with American
Century Services Corporation, dated July 1, 2002 (filed as Exhibit h5 to
Post-Effective Amendment No. 17 to the Registration Statement of American
Century Investment Trust on June 28, 2002, File No. 33-65170, and incorporated herein by reference).

EX-99.h8   Amendment No. 6 to the Transfer Agency Agreement with American
Century Services Corporation, dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Municipal Trust on September 30, 2002, File No. 2-91229, and
incorporated herein by reference).

EX-99.h9   Amendment No. 7 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement of American Century
Variable Portfolios II, Inc. on December 23, 2002, File No. 333-46922, and
incorporated herein by reference).

EX-99.h10  Amendment No. 8 to the Transfer Agency Agreement with American
Century Services Corporation, dated May 1, 2004 (filed as Exhibit h10 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.h11  Amendment No. 9 to the Transfer Agency Agreement with American
Century Services, LLC, dated May 1, 2005 (filed as Exhibit h9 to Post-Effective
Amendment No. 38 to the Registration Statement of American Century Quantitative
Equity Funds, Inc. on May 13, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.h12  Amendment No. 10 to the Transfer Agency Agreement with American
Century Services, LLC, dated September 29, 2005 (filed as Exhibit h11 to
Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.h13  Amendment No. 11 to the Transfer Agency Agreement with American
Century Services, LLC, dated March 30, 2006 (filed as Exhibit h12 to
Post-Effective Amendment No. 50 to the Registration Statement of American
Century Municipal Trust on March 31, 2006, File No. 2-14213, and incorporated herein by reference).

EX-99.h14  Amendment No. 12 to the Transfer Agency Agreement with American
Century Services, LLC, dated April 28, 2006 (filed as Exhibit h13 to
Post-Effective Amendment No. 43 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on April 28, 2006, File No. 33-19589,
and incorporated herein by reference).

EX-99.h15  Credit Agreement with JPMorgan Chase Bank, as Administrative Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Target Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h16  Termination, Replacement and Restatement Agreement with JPMorgan
Chase Bank N.A., as Administrative Agent, dated December 14, 2005 (filed as
Exhibit h13 to Post-Effective Amendment No. 40 to the Registration Statement of
American Century California Tax-Free and Municipal Funds on December 29, 2005,
File No. 2-82734, and incorporated herein by reference).

EX-99.h17  Customer Identification Program Reliance Agreement (filed as Exhibit
h2 to Pre-Effective Amendment No. 1 to the Registration Statement of American
Century Growth Funds, Inc. on May 30,2006, File No. 333-132116, and incorporated herein by reference).

EX-99.i    Opinion and Consent of Counsel, dated July 29, 2004 (filed as
Exhibit i to Post-Effective Amendment No. 49 to the Registration Statement of
the Registrant on July 29, 2004, File No. 2-99222, and incorporated herein by reference).

EX-99.j1   Consent of PricewaterhouseCoopers LLP, independent registered accounting firm, dated July 24, 2006.

EX-99.j2   Power of Attorney, dated December 2, 2005 (filed as Exhibit j2 to
Post-Effective Amendment No. 29 to the Registration Statement of American
Century Investment Trust on December 14, 2005, File No. 33-65170, and
incorporated herein by reference).

EX-99.j3   Secretary's Certificate, dated December 2, 2005 (filed as Exhibit j3 to Post-Effective Amendment No. 29 to the Registration Statement of American
Century Investment Trust on December 14, 2005, File No. 33-65170, and
incorporated herein by reference).

EX-99.m1   Master Distribution and Shareholder Services Plan (Advisor Class),
dated August 1, 1997 (filed as Exhibit m1 to Post-Effective Amendment No. 32 to the Registration Statement of American Century Target Maturities Trust on
January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m2   Amendment to the Master Distribution and Shareholder Services Plan
(Advisor Class), dated June 29, 1998 (filed as Exhibit m2 to Post-Effective
Amendment No. 32 to the Registration Statement of American Century Target
Maturities Trust on January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m3   Amendment No. 1 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated August 1, 2001 (filed as Exhibit m3 to
Post-Effective Amendment No. 44 to the Registration Statement of the Registrant
on July 31, 2001, File No. 2-99222, and incorporated herein by reference).

EX-99.m4   Amendment No. 2 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated December 3, 2001 (filed as Exhibit m4 to
Post-Effective Amendment No. 16 to the Registration Statement of American
Century Investment Trust on November 30, 2001, File No. 33-65170, and
incorporated herein by reference).

EX-99.m5   Amendment No. 3 to Master Distribution and Shareholder Services Plan
(Advisor Class), dated July 1, 2002 (filed as Exhibit m5 to Post-Effective
Amendment No. 38 to the Registration Statement of American Century Target
Maturities Trust on January 31, 2003, File No. 2-94608, and incorporated herein by reference).

EX-99.m6   Amendment No. 4 to Master Distribution and Shareholder Services Plan
(Advisor Class), dated May 1, 2004 (filed as Exhibit m6 to Post-Effective
Amendment No. 35 to the Registration Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.m7   Amendment No. 5 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated July 29, 2005 (filed as Exhibit m7 to Post-Effective
Amendment No. 51 to the Registration Statement of American Century Government
Income Trust on July 28, 2005, File No. 2-99222, and incorporated herein by reference).

EX-99.m8   Amendment No. 6 to the Master Distribution and Shareholder Services
Plan (Advisor Class), dated September 29, 2005 (filed as Exhibit m8 to
Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.m9   Master Distribution and Individual Shareholder Services Plan (C
Class), dated September 16, 2000 (filed as Exhibit m3 to Post-Effective
Amendment No. 35 to the Registration Statement of American Century Target
Maturities Trust on April 17, 2001, File No. 2-94608, and incorporated herein by reference).

EX-99.m10  Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated August 1, 2001 (filed as Exhibit m5 to Post-Effective Amendment No. 44 to the Registration Statement of the
Registrant on July 31, 2001, File No. 2-99222, and incorporated herein by reference).

EX-99.m11  Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to Post-Effective Amendment No. 16 to the Registration Statement of American
Century Investment Trust on November 30, 2001, File No. 33-65170, and
incorporated herein by reference).

EX-99.m12  Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective Amendment No. 17 to the Registration Statement of American
Century Investment Trust on June 28, 2002, File No. 33-65170, and incorporated herein by reference).

EX-99.m13  Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 3, 2002 (filed as Exhibit
m5 to Post-Effective Amendment No. 35 to the Registration Statement of American
Century Municipal Trust on September 30, 2002, File No. 2-91229, and
incorporated herein by reference).

EX-99.m14  Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to Post-Effective Amendment No. 40 to the Registration Statement of American
Century Municipal Trust on February 26, 2004, File No. 2-91229, and incorporated herein by reference).

EX-99.m15  Amendment No. 6 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective Amendment No. 35 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.m16  Amendment No. 7 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated May 1, 2005 (filed as Exhibit m15 to
Post-Effective Amendment No. 38 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on May 13, 2005, File No. 33-19589, and
incorporated herein by reference).

EX-99.m17  Amendment No. 8 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 29, 2005 (filed as Exhibit
m17 to Post-Effective Amendment No. 41 to the Registration Statement of American
Century Quantitative Equity Funds, Inc. on September 29, 2005, File No.
33-19589, and incorporated herein by reference).

EX-99.m18  Amendment No. 9 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated March 30, 2006 (filed as Exhibit m10 to Post-Effective Amendment No. 50 to the Registration Statement of American
Century Municipal Trust on March 31, 2006, File No. 2-14213, and incorporated herein by reference).

EX-99.n1   Amended and Restated Multiple Class Plan dated September 3, 2002
(filed as Exhibit n to Post-Effective Amendment No. 35 to the Registration
Statement of American Century California Tax-Free and Municipal Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2   Amendment No. 1 to the Amended and Restated Multiple Class Plan
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement of American Century Municipal Trust on December
23, 2002, File No. 2-91229, and incorporated herein by reference).

EX-99.n3   Amendment No. 2 to the Amended and Restated Multiple Class Plan
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4   Amendment No. 3 to the Amended and Restated Multiple Class Plan
dated as of February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment
No. 104 to the Registration Statement of American Century Mutual Funds, Inc. on
February 26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5   Amendment No. 4 to the Amended and Restated Multiple Class Plan
dated as of May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the Registration Statement of American Century Quantitative Equity Funds,
Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n6   Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated as of August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No.
24 to the Registration Statement of American Century Investment Trust on July
29, 2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7   Amendment No. 6 to the Amended and Restated Multiple Class Plan,
dated as of September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment
No. 20 to the Registration Statement of American Century Strategic Asset
Allocations, Inc. on September 29, 2004, File No. 33-79482, and incorporated herein by reference).

EX-99.n8   Amendment No. 7 to the Amended and Restated Multiple Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9   Amendment No. 8 to the Amended and Restated Multiple Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective Amendment No. 22 to the Registration Statement of American Century Strategic Asset Allocations,
Inc. on March 30, 2005, File No. 33-79482, and incorporated herein by reference).

EX-99.n10  Amendment No. 9 to the Amended and Restated Multiple Class Plan,
dated July 29, 2005 (filed as Exhibit n10 to Post-Effective Amendment No. 111 to the Registration Statement of American Century Mutual Funds, Inc. on July 28,
2005, File No. 2-14213, and incorporated herein by reference).

EX-99.n11  Amendment No. 10 to the Amended and Restated Multiple Class Plan,
dated September 29, 2005 (filed as Exhibit n11 to Post-Effective Amendment No.
41 to the Registration Statement of American Century Quantitative Equity Funds,
Inc. on September 29, 2005, File No. 33-19589, and incorporated herein by reference).

EX-99.n12  Amendment No. 11 to the Amended and Restated Multiple Class Plan,
dated March 30, 2006 (filed as Exhibit n12 to Post-Effective Amendment No. 23 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on March 30, 2006, File No. 33-79482, and incorporated herein by reference).

EX-99.p1   American Century Investments Code of Ethics (filed as Exhibit p1 to
Pre-Effective Amendment No. 1 to the Registration Statement of American Century
Growth Funds, Inc. on May 30, 2006, File No. 333-132114, and incorporated herein by reference).

EX-99.p2   Independent Directors' Code of Ethics amended February 28, 2000
(filed as Exhibit p2 to Post-Effective Amendment No. 40 to the Registration
Statement of American Century Target Maturities Trust on November 30, 2004, File
No. 2-94608, and incorporated herein by reference).